Fair Value of Financial Instruments	12 Months Ended
Dec. 31, 2014
Fair Value Disclosures [Abstract]
Fair Value Disclosures [Text Block]

14. Fair Value of Financial Instruments

The Company adjusts its warrant derivative liability to fair value at the end of each reporting period. Fair value is an exit price, representing the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants. Fair value is a market-based measurement that should be determined based on assumptions that market participants would use in pricing an asset or a liability. Assets and liabilities recorded at fair value are measured and classified in accordance with a three-tier fair value hierarchy based on the observability of the inputs available in the market used to measure fair value:
Level 1:  Quoted prices (unadjusted) for identical assets or liabilities in active markets that we have the ability to access as of the measurement date.
Level 2:  Significant other observable inputs other than Level 1 prices such as quoted prices for similar assets or liabilities, quoted prices in markets that are not active, or other inputs that are observable or can be corroborated by observable market data.
Level 3:  Significant unobservable inputs that reflect our own assumptions about the assumptions that market participants would use in pricing an asset or liability.
The Company classifies its fair value measurements for the warrant derivative liability under Level 3, because the valuation models require certain unobservable inputs that may have a material impact on fair value. A table summarizing the activity for the derivative warrant liability is presented in Note 13.